UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2004

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

              NEW JERSEY                                        22-1737915
              ----------                                        ----------
(State or other jurisdiction of incorporation or             (I.R.S. Employer
             organization)                                  Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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02



Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 16, 2004, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended September 30, 2004. A copy of the press release is attached as exhibit 99.1.

          The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit     Press Release of First Montauk  Financial Corp. dated
       99.1       November 16, 2004.


                                    SIGNATURE

                                            FIRST MONTAUK FINANCIAL CORP.



                                            By: /s/ William J. Kurinsky
                                               -------------------------------
                                               Name:  William J. Kurinsky
                                               Title: Chief Financial Officer
                                               Date:  November 17, 2004




                                  EXHIBIT INDEX

    Exhibit     Description
     Number

      99.1      Press Release of First Montauk Financial Corp. dated
                November 16, 2004.

03                                                        Exhibit 99.1

                          FIRST MONTAUK FINANCIAL CORP.
                                  [Letterhead]



                                [GRAPHIC OMITTED]

                FIRST MONTAUK ANNOUNCES THIRD CONSECUTIVE QUARTER
                              OF OPERATING PROFITS

Red Bank, NJ - November 16, 2004 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the third quarter and nine months ended September 30, 2004, reporting a profit for the third consecutive quarter.

Revenues for the third quarter of 2004 decreased 23% to $11,747,000, compared to $15,172,000 for the same period in 2003. The Company reported a net income applicable to common stockholders of $17,306, or $0.00 per basic and diluted share for the third quarter of 2004, compared to a net loss of ($288,541), or ($0.03) per basic and diluted share, for the same three month period in 2003.

For the nine months ended September 30, 2004, revenues increased 7% to $44,810,000, compared to $42,030,000 for the same period in 2003. The Company reported net income applicable to common stockholders of $234,628, or $.03 per basic and $.02 per diluted share for the nine month period, compared to a net loss applicable to common stockholders of ($2,124,192), or ($0.25) per basic and diluted share, for the same period in 2003.

Victor K. Kurylak, President and COO of Montauk Financial Group, commented, "Our revenues and operating results are influenced by general economic and market conditions. Uncertainties about interest rates, the November election and the continued threat of terrorism have all contributed to the lack of investor confidence and a reduction in securities transaction volume."

"Despite decreased revenues compared to the same quarter in 2003, the Company is pleased to report a profit for the third consecutive quarter. This profitability is due largely to carefully targeted cost cutting measures and risk management strategies instituted by the firm. As we continue to implement and institute new initiatives, we are cautiously optimistic that the Company will be successful in these efforts as we work towards the goal of continued profitability." Kurylak added.

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 61,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 396 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

     Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the third quarter ended September 30, 2004, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.



                                    FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                                 SELECTED FINANCIAL DATA

                                        In 000's (except for per share amounts)


                                             Nine months                                 Three months
                                         Ended September 30,                         Ended September 30,
                                             (unaudited)                                  (unaudited)

                                         2004              2003                     2004             2003


Revenues                                 $44,810        $42,030                   $11,747          $15,172

Expenses                                  44,507         44,129                    11,707           15,460

Net income (loss)                          $ 303        $(2,099)                     $ 40            $(288)

Net income (loss) applicable               $ 235        $(2,124)                     $ 17            $(289)
to common stockholders


Earnings (loss) per share of
common stock:
Basic

                                           $ .03        $ (0.25)                   $ 0.00           $(0.03)
Diluted                                    $ .02        $ (0.25)                   $ 0.00           $(0.03)

Weighted average number of
shares of stock outstanding:
Basic
Diluted
                                       9,291,318      8,666,358                 9,516,709        8,940,207
                                      15,713,258      8,666,358                 9,618,770        8,940,207



Contacts:

Montauk Financial Group                     Montauk Financial Group
Victor K. Kurylak                           Katy Paul
President, COO                              Shareholder Relations
732-842-4700, ext. 4227                     732-842-4700, ext. 4220
                    info@montaukfinancial.com